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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549

                                      FORM 8-K

                                   CURRENT REPORT

      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 29, 2004

                              Energy & Engine Technology
                 (Exact name of registrant as specified in its chapter)

         Nevada                    0-32129             88-0471842
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)        Identification No.)


                              5308 West Plano Parkway
                                    Plano, TX                      75093
                   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  972-732-6360

         __________________________________________________________
       (Former name or former address, if changed since last report)

Item 5 and 9.  Other Events and Regulation Form D Disclosure.

     Several funds, affiliated with Mercator Advisory Group, LLC of Los Angeles, California, (collectively, with Mercator "MAG") have invested $1.7 million in the aggregate in the Company. Funding occurred on July 29, 2004.

     The funds were invested pursuant to 7.0% Convertible Debentures, dated as of July 29, 2004 (the "Debentures").

     The terms of the Debentures are as follows:

     The coupon payment is due on the first trading day of each month while the debentures are outstanding and the Debentures are due on the one year anniversary of the issuance date.

     The Debentures are convertible into EENT Common Stock at any time at the holder's discretion in part or in whole by dividing the principal amount converted by a price ("Conversion Price") equal to 85% of the Market Price (average inter day trading price during the 10 immediately preceding trading days). In no event shall the Conversion Price be higher than $.39 nor lower than $.10. At all times beneficial ownership of EENT Common Stock shall not exceed 9.99% on an as converted basis. Conversion Price is adjusted equitably for stock splits and the like.

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     MAG was issued an aggregate of 4,358,974 three year warrants at an exercise price of $.39 per share. The warrants are callable by the Company at $.39 per share if for any 10 day trading period the common stock closes at at least $1.17 per share for each of the trading days.

     Within 30 days of July 29, 2004, EENT is required to file a registration statement on Form SB-2 for the shares into which the Convertible Debentures are convertible and underlying the Warrants. The Company shall use its best efforts to have the registration statement declared effective within 120 days after initial filing.

     Events of Default under the Convertible Debentures include: bankruptcy; failure to timely file the Registration Statement; failure to maintain trading of the Common Stock on the over the counter bulletin board; and failure to make any payment within 30 days of the due date therefor. Remedies include the Conversion Price to decrease to 75% of the Market Price, and payment of a 1% per month penalty for late filing of the registration statement, or if it is not effective within 120 days after filing.

     MAG also covenanted not to engage in short selling of EENT stock.

Item 7.  Exhibits

Exhibit 99.1
------------

Attached to this Form 8-K is a press release, dated August 10, 2004, relating to this transaction.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ENERGY & ENGINE TECHNOLOGY CORPORATION
                              (Registrant)
                     /s/ Jolie G. Kahn

Date                 Jolie G. Kahn
August 10, 2004         Secretary
                      (Signature)*

















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